EST. 1976
THE DUCKHORN PORTFOLIO

Exhibit 99.2

The Duckhorn Portfolio Announces an Agreement to Acquire Sonoma-Cutrer Vineyards

November 16, 2023


POSTMARK
PASO ROBLES
CANVASBACK
MIGRATION
DECOY
CABERNET SAUVIGNON
DUCKHORN
Napa Valley
MERLOT
2020
KOSTA BROWNE
Goldeneye
PARADUXX
CALERA
Pinot Noir
GREENWING
CABERNET SAUVIGNON

LEGAL DISCLAIMER This presentation of The Duckhorn Portfolio, Inc. (the “Company”) and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. In some situations, you can identify forward-looking statements by words such as “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases to identify forward-looking statements. These forward-looking statements include, among others, statements about the potential market opportunity resulting from the acquisition of the Sonoma-Cutrer and associated business strategy, the Company’s ability to better address certain markets, expand its capabilities and position in the industry and extend its product offerings to better serve its customers, as well as the potential financial benefits derived by and financial impact to the Company from the acquisition. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including: risks associated with transactions generally; the failure to consummate or delay in consummating the transaction for other reasons; the risk that a condition to closing of the transaction may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the transaction; failure to retain key management and employees of Sonoma-Cutrer; issues or delays in the successful integration of Sonoma-Cutrer’s operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; unfavorable reaction to the transaction by customers, competitors, suppliers and employees; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, as well as management’s response to any of the aforementioned factors; and additional factors discussed in the Company’s filings with the SEC. The forward-looking statements contained in this presentation are based on management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the other factors described in Item 1A, “Risk Factors” in the Company’s 2023 10-K filed with the SEC on September 27, 2023 and other documents the Company may file with the SEC from time to time. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. Any forward-looking statement made by the Company speaks only as of the date on which it is made. All future written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the previous statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). Certain of these non-GAAP measures exclude depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses, inventory write-downs, changes in the fair value of derivatives, and certain other items, net of the tax effects of all such adjustments, which are not related to the Company’s core operating performance. The Company believes that these non-GAAP financial measures enhance the reader’s understanding of our past financial performance and our prospects for the future. The Company’s management team uses these non-GAAP financial measures to evaluate business performance in comparison to budgets, forecasts and prior period financial results. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. For further information with respect to the Company, we refer you to our most recent Annual Report on Form 10-K, as amended, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. 1

TO D AY ’ S P R E S E N T E R S The Cutrer Vineyard, Sonoma-Cutrer Vineyards Deirdre Mahlan Jennifer Fall Jung Sean Sullivan Interim President, Chief Executive Executive Vice President, Executive Vice President, Officer and Chairperson Chief Financial Officer Chief Strategy and Legal Officer 2

The Duckhorn Portfolio sets the standard for American fine wine Over nearly half a century of producing iconic luxury wines, we’ve curated a cohesive portfolio of critically acclaimed winery brands that are beloved by wine consumers and trusted by our trade partners. The brand strength of our entire portfolio makes us a category leader, poised to continue to grow and take market share from our competitors and provide a wide variety of luxury wines to our customers. We are thrilled to welcome Sonoma-Cutrer Vineyards and its complementary offerings to our growing portfolio of premier, luxury wineries. Duckhorn Vineyards Winemaker Renée Ary, 3 walking in the Three Palms Vineyard

THE DUCKHORN PORTFOLIO

A PROVEN ABILITY TO INTEGRATE AND DRIVE GROWTH FROM ACQUISITIONS

Key Criteria for Acquisitions

1. Demonstrated brand strength
2. Authenticity in the luxury wine segment
3. Opportunity for us to accelerate growth of the target
4. Positive trade and consumer reaction
5. Access to premium grapes, production resiliency and diversification
6. Accretive long-term financial profile

The Duckhorn Portfolio's Strategies for Growth

Organic

Invest in portfolio brand strength

Targeted portfolio evolution

Expand and accelerate wholesale distribution

Continue to enhance our DTC experience

Additive

Disciplined strategic acquisitions

Acquisitions Completed to Achieve Scale and Diversification

KOSTA BROWNE



Acquired in FY2019

A pinnacle of ultra-luxury California Pinot Noir and Chardonnay

Portfolio augmented grape supply to allow for further growth

Expanded DTC capabilities with powerful member allocation model

CALERA


CALERA
CALERA

Acquired in FY2018

Pioneer of luxury American Pinot Noir revered for its Mt. Harlan wines

Accelerated wholesale growth as part of the portfolio

Further diversified our supply chain and production resilience with beachhead in the Central Coast of California

4

K E Y T R A N S A C T I O N T E R M S Transaction value of approximately $400 million, which will be paid with approximately $350 million in common stock issued 1. to Brown-Forman and approximately $50 million in cash Brown-Forman will take an ownership interest of approximately 21.5% in the Company post-closing and will be 2. entitled to nominate two directors to the Board of Directors Transaction is expected to be accretive to Adjusted EPS 3. starting in Fiscal Year 2025 Net leverage is expected to remain unchanged at closing 4. Transaction is anticipated to be completed in the third quarter of the Company’s Fiscal Year 2024, subject to 5. regulatory approvals and customary closing conditions 5

Vine Hill Vineyard, Sonoma-Cutrer Vineyards

ACQUISITION STRATEGIC RATIONALE

This Acquisition Enhances The Duckhorn Portfolio's Status as a Leader Among Luxury ($15+ per Bottle) Wineries in the United States[1]

SONOMA-CUTRER

- **Positioning in Luxury Chardonnay**
- **Demonstrated Brand Strength**
- **Opportunity for The Duckhorn Portfolio to Accelerate Growth**
- **Strategic Fit Within Luxury Portfolio Architecture**
- **Optimization of Grape Supply and Production**
- **Immediately Accretive Transaction**
- **Net Leverage is Expected to Remain Unchanged**
- **Adds a Well-Respected Long-Term-Focused Stockholder**

Source: (1) Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine.

6

SONOMA-CUTRER IS AN ICONIC AND HIGHLY ACCLAIMED LUXURY WINE BRAND WITH A 50 YEAR HISTORY IN SONOMA COUNTY

1973

Since founding, Sonoma-Cutrer has earned a reputation of craftsmanship

#3

Luxury Chardonnay brand in the U.S. based on retail sales[1]

1,121

Acres of Estate vineyards

6

Distinct core labels

$20 - $50

General range of suggested retail price

$84m

FY 2023 net sales[2]

Source: (1) Circana (IRI) Total US Food retail sales data for the 52-week period ended October 29, 2023. (2) Unaudited FY 2023 financials for the 12 months ending July 31, 2023.

7

ESTABLISHED LUXURY CHARDONNAY PRODUCER SONOMA-CUTRER IS JOINING THE DUCKHORN PORTFOLIO

Retail Sales by Varietal[1]


Other
<1%
Pinot Noir
3%
Chardonnay
97%

Retail Sales by Price Point[1]


$50.00+
<1%
$25.00 - $49.99
11%
$20.00 - $24.99
88%

Net Sales by Channel[2]


DTC
3%
CA Wholesale
18%
Non-CA Wholesale
79%

- Sonoma-Cutrer Vineyards was founded in 1973 by Brice Cutrer Jones who built Sonoma-Cutrer into one of California's best-known Chardonnay brands
- Portfolio includes the labels *Russian River Ranches, Sonoma Coast, Les Pierres, The Cutrer, RRV Pinot Noir* and *Rosé of Pinot Noir*
- Sonoma-Cutrer is known primarily for its Chardonnay offerings, which sell at suggested retail price points generally ranging from $20 to $50 per bottle
- Sonoma-Cutrer distributes its products through retail stores across the U.S. as well as in the Direct-to-Consumer channel at the Sonoma-Cutrer winery and through its *Club Cutrer* wine club
- Farms six Estate vineyards in the acclaimed Russian River Valley and Sonoma Coast appellations


SONOMA-CUTRER
SONOMA COAST
CHARDONNAY

Source: (1) Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. (2) Based on unaudited FY 2023 net sales for the 12 months ending July 31, 2023.

8

THE DUCKHORN PORTFOLIO

SONOMA-CUTRER HAS DEVELOPED WINES OF EXCEPTIONAL QUALITY THAT APPEAL TO A VARIETY OF LUXURY CONSUMERS

One of the Most Requested Chardonnays By the Glass[1]



	Russian River Ranches	*Sonoma Coast*	*Les Pierres*	*The Cutrer*	*Russian River Valley Pinot Noir*	*Rosé of Pinot Noir*
Key Motivation	Primary Recruit	Primary Recruit	Trade Up	Trade Up	Extend Occasions	Recruit
Predominant Channel						
Suggested Consumer Pricing	$14 - $15 Cost per Glass at the Restaurant	$25 Retail	$46 Retail	$36 Retail	$36 Retail	$20 Retail

Source: (1) Sonoma-Cutrer has been named the #1 or #2 Most Popular Chardonnay in Wine & Spirits' Annual Restaurant Poll for the majority of the last 30 issues.

9

SONOMA-CUTRER IS A PREMIER SONOMA COUNTY WINERY

- **1973** — Founded by Brice Jones
- **1981** — First winery built – singularly focused on Chardonnay
- **1999** — Brown-Forman Corp. acquires Sonoma-Cutrer
- **2004** — Inaugural release of Pinot Noir wine
- **2009** — Launch of Club Cutrer wine club
- **2010** — Tasting room opens to the public
- **2018** — First unallocated release of Rosé wine
- **2020** — Refreshed brand positioning and bottle labels



The Cutrer Vineyard, Sonoma-Cutrer Vineyards

10

THE DUCKHORN PORTFOLIO

WHILE OUR PORTFOLIO SPANS A RANGE OF PRICE POINTS AND VARIETIES IN LUXURY WINE, CHARDONNAY IS AN AREA WHERE WE LACK SIGNIFICANT PRESENCE AND HAVE NATURAL ROOM TO GROW



Price
$150+
$100
$75
$50
$40
$30
$15
CABERNET SAUVIGNON
PINOT NOIR
CHARDONNAY
SPARKLING & ROSÉ
RED BLENDS
SAUVIGNON BLANC
MERLOT
$110
$80
$44
$30
$25
$165
$130
$115
$125
$95
$90
$62
$46
$36
$32
$30
$25
$85
$60
$46
$44
$36
$38
$30
$31
$28
$25
$20
$70
$45
$30
$20
$20[2]
$20
$180
$56
$30
$25
$32
$20
$125
$60
$30
$25
Varietal % of Luxury Wine[1]
35.3%
20.0%
17.6%
7.6%
5.8%
3.8%
1.7%

Source: Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. | Note: Luxury wine defined as $15.00 per bottle or above. Pricing reflects suggested retail price of each wine. (1) Only includes domestically produced wine. (2) Sonoma-Cutrer's $20 Rosé is made with Pinot grapes, while Decoy's $20 Rosé is made primarily with Syrah grapes.

11

THE DUCKHORN PORTFOLIO

SONOMA-CUTRER'S WINES COMPLEMENT OUR PORTFOLIO'S CURRENT LUXURY CHARDONNAY OFFERINGS

Chardonnay

$20 | **$25** | $28 | $30 | **$31** | **$36** | $38 | $44 | **$46** | $60 | $85


DECOY
SONOMA-CUTRER
CALERA
DECOY
SONOMA-CUTRER
DUCKHORN
MIGRATION
CALERA
KOSTA BROWNE

$20 → $60+

Note: Pricing reflects suggested retail price of each wine.

12

AC Q U I S I T I O N O F S O N O M A - C U T R E R E N H AN C E S T H E D U C K H O R N P O R T F O L I O ’ S V I S I B I L I T Y AM O N G L U X U RY W I N E R I E S I N T H E U N I T E D S TAT E S L52Wk Luxury Wine Retail Sales ($ in millions) $250.0 U.S. luxury wine accounted for $2.0 billion in retail sales over the last 52 weeks, but is still $202.4 relatively small compared to $7.0 billion in $200.0 $191.4 1 retail sales for the entire U.S. wine market $166.8 $146.3 $150.0 $144.8 $100.0 $68.7 $65.0 $59.7 $59.6 $58.2 $55.2 $50.0 $35.7 $0.0 NAPA PRO FORMA CONSTELLATION BRANDS DUCKHORN VINEYARDS E & J GALLO JACKSON FAMILY WINES WAGNER FAMILY OF WINE FOLEY FAMILY WINES TREASURY WINE ESTATES JAM CELLARS DEUTSCH FAMILY WS STE MICHELLE SONOMA CUTRER Player A Player B Player C Player D Player E Player F Player G Player H Player I 13 Source: Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. | Note: Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine. (1) Based on L52Wk sales as of October 29, 2023.

SONOMA-CUTRER’S IMPRESSIVE PERFORMANCE IS SUPPORTED BY FAVORABLE CATEGORY POSITIONING 2 2 A Category Leader Luxury Price Positioning Outpacing Category Growth One of the Largest Luxury Sonoma-Cutrer’s Wines are Growing at a Rate Well Above Chardonnay Brands in the U.S. Exclusively Positioned in Industry Trends and Priced Within a and Among the Fastest Growing the Luxury Wine Segment Fast-Growing Price Segment 1 Major Brands in the Category 10.0% Luxury Non-Luxury 9.0% Sonoma-Cutrer is priced 100% predominantly in the attractive 8.0% $20.00 - $24.99 price segment 90% 80% 6.0% 70% 71% 4.0% 3.5% 76% 60% 50% 100% 2.0% 40% 30% 0.0% 20% 29% (2.0%) 24% 10% (1.6%) 0% (4.0%) Total Wine Chardonnay Sonoma Cutrer Total Wine $20.00 - $24.99 Sonoma Cutrer Source: Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. | Note: Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine. (1) “Major Brands” includes top 5 largest domestic luxury Chardonnay brands by L52Wk 14 retail sales. (2) Data reflects L52Wk retail sales for domestically produced wine. S T R I C T L Y C O N F I D E N T I A L . N O U N A U T H O R I Z E D D I S T R I B U T I O N O R D U P L I C A T I O N .

THE DUCKHORN PORTFOLIO

SONOMA-CUTRER BALANCES THE DUCKHORN PORTFOLIO'S OFFERINGS AND ENHANCES DUCKHORN'S POSITION IN LUXURY WINE

Pro Forma Brand Portfolio

EST. 1976 THE DUCKHORN PORTFOLIO

DUCKHORN VINEYARDS · GREENWING · Goldeneye · PARADUXX · KOSTA BROWNE · DECOY · MIGRATION · CALERA · POSTMARK · CANVASBACK

+

SONOMA-CUTRER

Increases The Duckhorn Portfolio's breadth in the luxury category and further balances the portfolio of offerings

Pro Forma Varietal Offering[1]

The Duckhorn Portfolio


Other
18%
Cabernet Sauvignon
36%
Pinot Noir
14%
Chardonnay
15%
Sauvignon Blanc
17%

+

Sonoma-Cutrer


Other
<1%
Pinot Noir
3%
Chardonnay
97%

=

Pro Forma


Other
15%
Cabernet Sauvignon
30%
Pinot Noir
12%
Sauvignon Blanc
14%
Chardonnay
29%

Source: Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. | Note: Luxury wine defined as $15.00 per bottle or above. (1) Data reflects L52Wk retail sales.

15

SONOMA-CUTRER
RUSSIAN RIVER VALLEY
PINOT NOIR

EIGHT PRINCIPAL ELEMENTS SUPPORT THE INVESTMENT THESIS OF SONOMA-CUTRER

SONOMA-CUTRER

Positioning in Luxury Chardonnay

- Acquisition of Sonoma-Cutrer enhances The Duckhorn Portfolio's position among luxury wineries in the United States[1]
- Additional breadth and visibility in luxury wine will support our goal of opening new accounts and increasing the number of SKUs at existing accounts

Demonstrated Brand Strength

- Sonoma-Cutrer has continued to grow at impressive levels with continued runway
- Sonoma-Cutrer has shown demonstrated brand strength in the minds of consumers; this is a brand that consumers ask for by name

Opportunity for The Duckhorn Portfolio to Accelerate Growth

- We are exclusively focused on luxury wine and we are well-positioned to drive expanded sales by investing in Sonoma-Cutrer's brand strength
- Our wine-dedicated salesforce can drive distributor engagement and broaden distribution, both in the U.S. and internationally

Strategic Fit Within Luxury Portfolio Architecture

- Sonoma-Cutrer is an elegant complement to our portfolio of luxury American wines
- Chardonnay is an area where The Duckhorn Portfolio has natural room to grow, without competition with our existing wines

Source: (1) Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine.

16

SONOMA-CUTRER
RUSSIAN RIVER RANCHES
CHARDONNAY

EIGHT PRINCIPAL ELEMENTS SUPPORT THE INVESTMENT THESIS OF SONOMA-CUTRER

Optimization of Grape Supply and Production

- Provides access to grapes from 1,121 acres of Estate vineyards and many growers with whom Sonoma-Cutrer partners
- Ability to manage fruit sourcing and production model to ensure stable and potentially improved gross margins

Immediately Accretive Transaction

- The transaction is expected to be accretive to Adjusted EPS during first full fiscal year following close
- We plan to evaluate opportunities to optimize the Estate vineyard holdings of the full portfolio post-acquisition

Net Leverage is Expected to Remain Unchanged

- Ability to fund acquisition primarily with equity avoids any increase in net leverage[1]
- The transaction increases potential debt capacity for future opportunities, underpinned by a larger pro forma EBITDA base

Adds a Well-Respected Long-Term-Focused Stockholder

- Brown-Forman Corporation is one of the oldest and most respected alcoholic beverage companies in the U.S., with over 150 years of industry experience
- Brown-Forman becomes an important long-term-focused stockholder and Board participant

Note: (1) Net leverage expected to remain at 1.6x LTM pro forma adjusted EBITDA.

17

THE DUCKHORN PORTFOLIO

KEY TRANSACTION DETAILS

Purchase Price	• The Duckhorn Portfolio to acquire Sonoma-Cutrer for a total purchase price of approximately $400 million, subject to certain customary purchase price adjustments
Capital Structure	• Brown-Forman will receive 31.5 million shares of The Duckhorn Portfolio's common stock, valued at approximately $350 million based on a 60-day volume-weighted average price as of November 1, 2023, which represents an ownership percentage of approximately 21.5% of the Company post-closing • Brown-Forman will also receive cash consideration of approximately $50 million, subject to customary adjustments for working capital, net indebtedness and transaction expenses • The cash portion of the purchase price, plus transaction-related expenses, will be financed by borrowings under the Company's existing $425 million revolving credit facility • As of closing, net leverage is expected to remain unchanged at 1.6x LTM Pro Forma Adjusted EBITDA[1]
Expected Financial Impact	• For the twelve-month period ended July 31, 2023 (unaudited), Sonoma-Cutrer had approximately $84 million of Net Sales • Management estimates that Sonoma-Cutrer's Adjusted EBITDA margin profile is similar to the Company[1] • Management estimates annual run-rate synergies of approximately $5 million, which are expected to be realized in full starting Fiscal Year 2025 • Management expects that the transaction will be low single-digit accretive to Adjusted Earnings per Share in Fiscal Year 2025
Governance	• Pursuant to the agreement, Brown-Forman will be entitled to nominate two directors to The Duckhorn Portfolio's Board of Directors
Expected Closing	• Transaction is anticipated to be completed in the third quarter of the Company's Fiscal Year 2024, subject to regulatory approvals and customary closing conditions


SONOMA-CUTRER
SONOMA-CUTRER
SONOMA COAST
CHARDONNAY
SONOMA COAST · SONOMA COUNTY

Note: (1) Excludes expected run-rate synergies.

18

TRANSACTION CREATES SIGNIFICANT STOCKHOLDER VALUE

The acquisition of Sonoma-Cutrer Vineyards delivers strong value for The Duckhorn Portfolio stockholders:

- Acquisition of Sonoma-Cutrer enhances The Duckhorn Portfolio's position among luxury wineries in the United States[1]
- Adds an established luxury wine brand with demonstrated brand strength in complementary varietals to our portfolio
- We are uniquely positioned to guide Sonoma-Cutrer through its next phase of growth and accelerate the business
- Balances our portfolio with an esteemed luxury Chardonnay brand
- Creates supply chain and production opportunities which can support stable or potentially improved gross margins
- Accretive transaction to Adjusted EPS in Fiscal Year 2025
- Net leverage is expected to remain unchanged as of closing, providing flexibility for future opportunities
- Brown-Forman is taking an ownership interest in The Duckhorn Portfolio and will be entitled to nominate two directors to the Board of Directors, bringing valuable experience and strategic perspective

"We are delighted to welcome Sonoma-Cutrer Vineyards into The Duckhorn Portfolio. Sonoma-Cutrer is an iconic, highly acclaimed winery brand with a long history of crafting exceptional wines in a timeless style and is a perfect addition to our thoughtfully curated portfolio of luxury wines. Sonoma-Cutrer is among the fastest-growing major brands in the luxury Chardonnay category. We see opportunity to further accelerate that growth and enhance operating margins of the combined business. This transaction expands our presence and visibility, diversifies our portfolio of luxury American winery brands, and dramatically increases our position in the luxury Chardonnay category."

Deirdre Mahlan, Interim President, Chief Executive Officer and Chairperson, The Duckhorn Portfolio

"We believe The Duckhorn Portfolio provides the capabilities, expertise, and focus to take the Sonoma-Cutrer wines to the next level. The Duckhorn Portfolio has some of the world's most-respected luxury wine brands and Brown-Forman looks forward to participating in their future growth through a minority equity stake and board membership."

Lawson Whiting, President and Chief Executive Officer, Brown-Forman Corporation

Note: (1) Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine.

19